                                                                  EXHIBIT 10.20



                       COLLATERAL ASSIGNMENT OF MANAGEMENT
                      AGREEMENT AND SUBORDINATION AGREEMENT

                  This COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION AGREEMENT (the "Agreement") dated as of June 8, 1998 among ARDEN REALTY FINANCE IV, L.L.C., a Delaware limited liability company having its principal place of business at 11601 Wilshire Boulevard, Suite 402, Los Angeles, California 90025 ("BORROWER"), LEHMAN BROTHERS REALTY CORPORATION, a Delaware corporation, having an address of Three World Financial Center, New York, New York 10285 ("LENDER"), and ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership having its principal place of business at 11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025 ("MANAGER").

                              W I T N E S S E T H:

                  WHEREAS, Lender is concurrently herewith making a loan to Borrower in the original principal amount of One Hundred Million Six Hundred Thousand and No/100 Dollars ($100,600,000.00) (the "LOAN"), pursuant to that certain Loan Agreement dated as of June 8, 1998 (the "LOAN AGREEMENT") and the other Loan Documents (as defined in the Loan Agreement); the repayment of the Loan is secured by, among other things, twelve (12) parcels of land (the "LAND") owned by Borrower and the improvements thereon consisting of office and industrial buildings, parking structures and related assets (the "IMPROVEMENTS"; the Land and the Improvements collectively shall be known as the "PROPERTIES").

                  WHEREAS, the Loan is evidenced by a certain Mortgage Note dated the date hereof made by Borrower in favor of Lender (the "NOTE") and secured by, among other things, a certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of the date hereof and encumbering the Properties (the "MORTGAGE");

                  WHEREAS, Borrower and Manager have entered into, and are bound by the terms of, a certain Management Agreement dated as of June 8, 1998 providing for the management of the Properties (the "MANAGEMENT AGREEMENT");

                  WHEREAS, it is a condition precedent to the Lender's obligation to make the Loan to Borrower that Borrower assign to Lender, as further security for the Loan, Borrower's interest in the Management Agreement and that Manager agree, among other things, to (i) subordinate its right to receive payments under the Management Agreement to the payment by Borrower of obligations under the Loan Agreement and other Senior Obligations (as defined below) and (ii) make certain other agreements for the benefit of Lender;

                  WHEREAS, it is contemplated that, in connection with an anticipated securitization of the Loan (the "SECURITIZATION"), all of Lender's rights under the Loan Agreement and all other Loan Documents (as defined in the Loan Agreement), including, without limitation, the Mortgage Note, the Mortgage and this Agreement, may be assigned by Lender, along with mortgage loans made to other borrowers, to, among others, an institutional trustee (the "TRUSTEE"), as trustee for the benefit of the holders from time to time of certain commercial mortgage-backed certificates (the "CERTIFICATES") pursuant to Section 9 of the Loan Agreement and may be serviced by a professional loan servicing company selected by Lender (the "SERVICER") on behalf of the Trustee; and

                  WHEREAS, upon the assignment of the Loan Documents to the Trustee, the term "Lender" as used herein will mean the Trustee and the Servicer (on behalf of the Trustee), as applicable.

                  NOW, THEREFORE, in consideration of the making of the Loan and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

                  1. CERTAIN DEFINED TERMS. The following terms shall be defined as follows:

                  (a) "SENIOR OBLIGATIONS" has the meaning ascribed to such term in Section 2 hereof.

                  (b) "SUBORDINATED OBLIGATIONS" means the obligations of Borrower, whether now existing or hereafter from time to time accruing or arising, to pay any and all fees under or provided for in the Management Agreement.

                  All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  2. COLLATERAL ASSIGNMENT. Borrower hereby grants to the Lender a security interest in, and collaterally assigns to Lender, all of Borrower's right, title and interest in, to and under the Management Agreement as further security for the payment, when due, of all amounts to be paid by Borrower in connection with the Loan, including, without limitation, all principal, interest and other charges due from time to time in connection with the Loan, any balloon payment that may be due at maturity of the Loan, whether by agreement of the parties, by acceleration of the Mortgage Note following an Event of Default, or otherwise, and any and all other payments, including Defeasance Deposits, Accrued Interest, Default Interest, Late Payment Fees, Yield Maintenance Payments or other prepayment premiums, if any, which must now or hereafter be paid under, pursuant to, or in connection with any of the Loan Documents and the performance of all other covenants, agreements and obligations of Borrower under the Loan Documents (collectively, the "SENIOR OBLIGATIONS").

                  3. REPRESENTATIONS REGARDING MANAGEMENT AGREEMENT.

                           3.1 Borrower represents to Lender that: (i) attached
hereto as EXHIBIT A is a true and complete copy of the Management Agreement,
(ii) the Management Agreement has not been amended since the date of the last amendment attached hereto, (iii) the Management Agreement is in full force and effect, (iv) no notice of default under the Management Agreement has been given or received by Borrower and neither Borrower nor, to the best knowledge of Borrower, Manager is in default with respect to any obligation under the Management Agreement, (v) Borrower does not have any defense, counterclaim or right of offset with respect to any of its obligations under the Management Agreement and (vi) the term of the Management Agreement, exclusive of renewal rights, ends on April 16, 2008.

                           3.2 Manager represents to Lender that: (i) attached
hereto as EXHIBIT A is a true and complete copy of the Management Agreement, together with all amendments thereto, (ii) the Management Agreement has not been amended since the date of the last amendment attached hereto, (iii) the Management Agreement is in full force and effect, (iv) no notice of default under the Management Agreement has been given or received by Manager and neither the Manager nor, to the best knowledge of Manager, Borrower is in default with respect to any obligation under the Management Agreement, (v) Manager does not have any defense, counterclaim or right of offset with respect to any of its obligations under the Management Agreement, (vi) the term of the Management Agreement, exclusive of renewal rights, ends on April 16, 2008.

                  4. COVENANTS OF MANAGER. Until such time as all of the Senior Obligations shall have been fully paid, discharged and satisfied:

                  (a) Manager will (i) promptly perform and observe in all respects all of the covenants and agreements to be performed and observed by it under the Management Agreement in accordance with the terms thereof, and (ii) promptly notify Lender of any material default under the Management Agreement of which it becomes aware;

                  (b) Manager will not (i) reduce or permit the reduction of the term of the Management Agreement, (ii) increase or permit the increase of the amount of any fees payable under the Management Agreement, or (iii) otherwise modify any portion of the Management Agreement, orally or by a writing, in such a manner as to materially reduce or limit Manager's obligations thereunder; and

                  (c) Manager shall, within twenty (20) days after demand by Lender, deliver to Lender a written statement certifying any condition or state of facts in connection with the Management Agreement which is reasonably requested by Lender.

                  5. CONSENT. Manager hereby consents to the assignment to Lender of Borrower's rights under the Management Agreement as security for Borrower's obligations in respect of the Loan. Lender shall be entitled to exercise any and all rights of Borrower under the Management Agreement in accordance with the terms thereof, and Manager shall permit and comply in all respects with such exercise. Lender may cure any Borrower's default under the Management Agreement, and may perform any act, duty or obligation required to be performed by Borrower under the Management Agreement; provided, however, that nothing herein shall require Lender to cure any such default or to perform any such act, duty or obligation.

                  6. SUBORDINATION. (a) Borrower and Manager agree that the Subordinated Obligations shall, to the extent herein provided, be subject and subordinate to the prior payment, discharge and satisfaction in full of the Senior Obligations. Notwithstanding the foregoing, if and for so long as no Default (as such term is defined in the Loan Agreement) shall have occurred and be continuing, Borrower may pay, and Manager may receive and retain payment of, all fees due and payable under the Management Agreement and all other amounts due and payable to Manager under the Management Agreement.

                  (b) Except as expressly permitted hereby, Manager will not request, demand, sue for, take, accept or receive from Borrower, by set-off or otherwise, and Borrower will not pay to Manager, any monies including, without limitation, fees and any other amounts due and payable to Manager under the Loan Agreement under or provided for in the Management Agreement now or hereafter payable by Borrower to Manager in respect of the Subordinated Obligations or any security therefor, until the final payment, discharge and satisfaction in full of the Senior Obligations.

                  (c) Upon any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof, to creditors of Borrower, or upon any indebtedness of Borrower, by reason of the liquidation, dissolution or other winding up of Borrower or Borrower's business, or any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, whether in cash, securities or other property, which would otherwise be payable or deliverable by Borrower to Manager in respect of any of the Subordinated Obligations (including, without limitation, interest thereon) shall be paid and delivered directly to Lender for application to the Senior Obligations, whether or not then due, until the Senior Obligations shall have first been fully paid, discharged and satisfied. Manager irrevocably authorizes and empowers Lender to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other actions, in Lender's own name or in the name of Manager or otherwise, as Lender may deem necessary or desirable for the enforcement of this Agreement. For the purposes set forth in the foregoing sentence, Manager appoints Lender its attorney in fact, which appointment is coupled with an interest and irrevocable. Manager will execute and deliver to Lender any such additional documentation to evidence the foregoing, including, without limitation, powers of attorney, assignments or other instruments as may be reasonably requested by Lender in order to enable Lender to enforce any and all claims upon or with respect to any of the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable with respect to such Subordinated Obligations.

                  (d) Manager shall forthwith deliver to Lender, in precisely the form received (endorsed or assigned by Manager as appropriate), any and all payments, distributions and security, and the proceeds thereof, paid to and received by Manager with respect to the Subordinated Obligations in violation of the foregoing provisions, for application to the Senior Obligations. Until so delivered, all such payments, distributions and security and the proceeds thereof shall be held by Manager, in trust, as the property of Lender. In the event of Manager's failure to endorse or assign any such payments, distributions, security or proceeds, Lender is hereby irrevocably authorized to do so on Manager's behalf.

                  (e) For so long as any of the Senior Obligations remain outstanding, Manager will not assign or transfer to any third party any claim which it has or may hereafter have against Borrower in respect of any of the Subordinated Obligations, unless such assignment or transfer is made expressly subject to the terms and conditions hereof in an instrument in form and substance satisfactory to Lender.

                  (f) At any time and from time to time, Lender may enter into such agreements with Borrower as it deems appropriate extending the time of payment of, or renewing or otherwise altering the terms of, all or any of the Senior Obligations, without notice to Manager and without in any way impairing or affecting the obligations of Manager hereunder.

                  (g) Lender's right to enforce this Agreement in respect of the Subordinated Obligations shall not be prejudiced by any act or failure to act on the part of Borrower or anyone in custody of Borrower's assets or property.

                  7. RIGHT TO TERMINATE. (a) Upon the occurrence of an Event of Default (as defined in the Loan Agreement), Lender may terminate the Management Agreement upon forty-five (45) days notice to Manager. Upon such termination, unless expressly assumed by Lender, Lender shall not have any liability to Manager for any unpaid fees or expenses of any kind including, without limitation, any termination fees or expenses of any kind including, without limitation, any termination fees or penalties under the Management Agreement.

                  (b) Within thirty (30) days after acquiring title to any or all of the Properties, through foreclosure, deed in lieu of foreclosure or the exercise of any other remedy under the Mortgage or the other Security Documents, Lender may terminate the Management Agreement as to the Properties acquired by Lender without cause by written notice to Manager. Upon such termination, unless expressly assumed by Lender, Lender shall not have any liability to Manager for any unpaid fees or expenses of any kind including, without limitation, any termination fees or penalties under the Management Agreement.

                  (c) At any time after acquiring title to the Properties, through foreclosure, deed in lieu of foreclosure or the exercise of any other remedy, Lender may exercise all rights of Borrower under the Management Agreement to terminate the Management Agreement, in accordance with the terms thereof.

                  8. ATTORNMENT. At any time after Lender has acquired title to the Properties, through foreclosure, deed in lieu of foreclosure or the exercise of any other remedy under the Mortgage or the other Security Documents, Manager shall attorn to Lender and be bound by all of the terms, covenants and conditions of the Management Agreement for so long as the Management Agreement shall be in effect, including through the term of any extensions or renewals thereof, with the same force and effect as if Lender were a party to the Management Agreement. Such attornment shall be effective and self-operative as an agreement between Manager and Lender without the execution of any further instruments on the part of any party; provided, however, that at Lender's request, Manager shall execute an instrument confirming such attornment.

                  9. DEFAULTS; RIGHT TO CURE. (a) Manager shall give Lender prior written notice of any default by Borrower with respect to which Manager intends to take any action (including, without limitation, any action to terminate the Management Agreement and/or to withhold any payments thereunder). Manager shall not take any action with respect to such default until the expiration of sixty (60) days after Lender's receipt of such notice; provided, however, that if, under the Management Agreement, Borrower is entitled to more than sixty (60) days in which to cure such default, then Lender shall similarly be entitled to such longer cure period. If such default has not been cured by the expiration of the cure period provided herein, regardless of whether a default has occurred and is continuing under the Loan Documents, or whether Lender has exercised any rights or remedies with respect thereto, Manager shall have all the rights otherwise available to it under the Management Agreement and at law (including, without limitation, the right to terminate the Management Agreement).

                  (b) If the Management Agreement is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving Borrower, and if within ninety (90) days after such rejection (or such shorter period within which Manager may be required to cease its activities pursuant to such a proceeding, but in no event later than ten (10) days prior to any such required cessation of activities), Lender shall certify in writing to Manager that it intends to perform the obligations of Borrower as and to the extent required under the Management Agreement and, upon Lender's request Manager will execute and deliver to Lender a new Management Agreement. Manager and Lender shall agree under such new Management Agreement to perform the obligations contemplated to be performed by Manager and Borrower, respectively, under the original Management Agreement, and such new Management Agreement shall be for a term equal to the remaining term under the original Management Agreement before giving effect to such rejection. Such new Management Agreement shall contain the same conditions, agreements, terms, provisions and limitations as the original Management Agreement (except for any requirements which were fulfilled by Borrower prior to such rejection).

                  10. SECURITY AGREEMENT. (a) This Assignment shall also constitute a security agreement as that term is used in the Uniform Commercial Code in effect from time to time in the State of New York (the "UCC"). Lender shall have, in addition to all other rights and remedies provided herein or in any other Loan Document, at law, in equity or otherwise, all rights and remedies of a secured party under the UCC. Lender shall give Borrower ten (10) days written notice of the time and place of any public sale of any collateral in which Lender has a security interest hereunder or the time after which any private sale or any other intended disposition is to be made. After deducting all expenses incurred in connection with the enforcement of its rights hereunder, Lender shall cause the proceeds of the collateral in which Lender has a security interest hereunder to be applied to the payment of the Secured Obligations in such order as Lender may determine or otherwise as may be provided under the Loan Documents.

                  (b) Concurrently with the execution and delivery of this Agreement, Borrower shall file such financing statements and other documents in such offices as Lender may request to perfect the security interests granted by this Agreement.

                  11. TERMINATION OF MANAGEMENT AGREEMENT. Except as permitted by the Loan Agreement, Borrower and Manager shall not (a) cancel, release, terminate, or surrender, (b) amend, modify or supplement or (c) assign the Management Agreement without the prior written consent of Lender, and, if the Securitization has occurred, receipt of a Rating Comfort Letter from each Rating Agency with respect thereto.

                  12. LIABILITY OF LENDER. Manager acknowledges that upon succeeding to the interest of Borrower under the Management Agreement, Lender shall not be:

                  (a) liable for any omission or default of Borrower under the Management Agreement;

                  (b) subject to any offsets or defenses which Manager might have had against

Borrower;

                  (c) liable for any fees or commissions due to Manager for any period prior to the date when Lender succeeded to such interest;

                  (d) bound by any sums or deposits which Manager may have paid to Borrower unless such sums were actually paid and delivered to Lender; or

                  (e) bound by any amendment or supplement of the Management Agreement made without Lender's prior written consent.

                  13. ATTORNEY-IN-FACT. Lender is hereby appointed Borrower's attorney-in-fact (which appointment is coupled with an interest and is irrevocable) for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or desirable to effect the intents and purposes hereof including, without limitation, the right to sign and file any financing statement (or amendment or extension thereof) deemed necessary by Lender in connection herewith.

                  14. FURTHER ASSURANCES. Borrower shall, from time to time upon Lender's written request, promptly execute and deliver such further documents and take such further action as Lender may request in order to create, preserve, perfect, protect or confirm the assignment granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder; provided, no such documents or actions shall materially increase Borrower's obligations hereunder. All of the foregoing shall be undertaken at Borrower's expense, including, without limitation: (a) all filing, registration and recording fees, if any; and
(b) all stamp taxes and other taxes, charges and similar impositions in connection therewith.

                  15. NO WAIVER. No failure to exercise, and no delay in exercising, and no course of dealing with respect to, any power, remedy or right under this Agreement by Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof by Lender preclude any other or further exercise thereof or the exercise of any other power, remedy or right. The remedies provided herein are cumulative and not exclusive of any remedies available at law or under the Loan Documents.

                  16. NOTICE. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed given on the next business day if sent by Federal Express or other reputable overnight courier and designated for next business day delivery, or on the third day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, addressed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address or additional party as Borrower, Lender or Manager, as the case may be, shall in like manner designate in writing. Notice may also be given in accordance with the provisions of the Loan Agreement.

                  17. AMENDMENTS, WAIVERS IN WRITING. This Agreement cannot be amended except by an agreement in writing, signed by Lender, Borrower and Manager, and no provision hereof may be waived except by an instrument in writing signed by Lender.

                  18. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (but not including the choice of law rules thereof).

                  19. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be illegal, invalid and/or unenforceable, the remainder of this Agreement or the application of such provision to persons or circumstances other than those as to which it is illegal, invalid and/or unenforceable, as the case may be, shall not be affected, and each provision of this Agreement shall be legal, valid and enforceable to the extent permitted by law. The illegality, invalidity and/or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the legality, validity and/or enforceability thereof in any other jurisdiction.

                  20. EXPENSES. If any suit or other proceeding is instituted by Lender to enforce this Agreement (or any portion hereof), Borrower shall pay, upon demand, all of the reasonable out-of-pocket costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred by Lender in connection therewith. The obligations of Borrower under this Section shall survive the expiration or termination of this Agreement.

                  21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, neither Borrower nor Manager may assign its rights or obligations hereunder.

                  22. SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose, and shall not be deemed to limit or expand the express terms hereof.

                  23. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY ANY PARTY, DIRECTLY OR INDIRECTLY INVOLVING ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT.

                  24. COUNTERPARTS. This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. In the event the parties hereto exchange signature pages of this Agreement by facsimile, they agree to send the original executed counterparts of this Agreement to one another by overnight delivery service, but the facsimile signatures shall in any event be binding.

                  25. REINSTATEMENT. This Assignment and the security interest created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Senior Obligations is rescinded or must otherwise be restored by any holder of the Senior Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. Borrower hereby indemnifies Lender for all reasonable costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) incurred by Lender in connection with such rescission or reinstatement.




                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, Borrower, Lender and Manager have caused this Collateral Assignment of Management Agreement and Subordination Agreement to be executed as of the day and year first above written.

                                       BORROWER:

                                       ARDEN REALTY FINANCE IV, L.L.C.,
                                       a Delaware limited liability company


                                       By:
                                          Name:
                                          Title:



                                       LENDER:

                                       LEHMAN BROTHERS REALTY CORPORATION,
                                       a Delaware corporation


                                       By:
                                           Name:
                                           Title:



                                       MANAGER:

                                       ARDEN REALTY LIMITED PARTNERSHIP,
                                       a Maryland limited partnership

                                       By:   Arden Realty, Inc., General Partner


                                       By:
                                          Name:
                                          Title: